As filed with the Securities and Exchange Commission on May 22, 2009
Registration No. 333-158356

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

K. HOVNANIAN ENTERPRISES, INC.
HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

California	Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1520	1531
(Primary Standard Industrial Classification Code Number)

22-2423583	22-1851059
(I.R.S. Employer Identification Number)

110 West Front Street	110 West Front Street
P.O. Box 500	P.O. Box 500
Red Bank, New Jersey 07701	Red Bank, New Jersey 07701
(732) 747-7800	(732) 747-7800
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
SEE TABLE OF ADDITIONAL REGISTRANTS

J. Larry Sorsby
Hovnanian Enterprises, Inc.
110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(732) 747-7800
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:
Vincent Pagano Jr., Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3954
(212) 455-2000

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.
If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

Alford, L.L.C.	VA	20-1532156	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Auddie Enterprises, L.L.C.	NJ	26-1956909	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Builder Services NJ, L.L.C.	NJ	20-1131408	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Builder Services NY, L.L.C.	NY	20-5676716	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Builder Services PA, L.L.C.	PA	20-5425686	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Dulles Coppermine, L.L.C.	VA	31-1820770	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Eastern Title Agency, Inc.	NJ	22-2822803	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
F & W Mechanical Services, L.L.C.	NJ	20-4186885	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Founders Title Agency of Maryland, L.L.C.	MD	20-1480338	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Founders Title Agency, Inc.	VA	22-3293533	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Governor’s Abstract Co., Inc.	PA	22-3278556	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Greenway Farms Utility Associates, L.L.C.	MD	20-3749580	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

Homebuyers Financial Services, L.L.C.	MD	20-3529161	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Developments of Florida, Inc.	FL	22-2416624	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group of Georgia, L.L.C.	GA	20-3286439	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group of Pennsylvania, L.L.C.	PA	20-4641720	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. H. San Marcos Conservancy Holdings, L.L.C.	CA	26-3367457	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hov IP, Inc.	CA	95-4892009	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hov International, Inc.	NJ	22-3188610	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hov IP, II, Inc.	CA	57-1135061	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Acquisitions, Inc.	NJ	22-3406671	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at 3 Chapman, L.L.C.	CA	20-4359772	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Aberdeen Urban Renewal, L.L.C.	NJ	20-4397868	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Allenberry, L.L.C.	PA	20-5295827	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Allendale, L.L.C.	NJ	26-0581709	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Bakersfield 463, L.L.C.	CA	26-4230522	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K Hovnanian at Barnegat III, L.L.C.	NJ	20-4135622	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Bernards IV, Inc.	NJ	22-3292171	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Branchburg III, Inc.	NJ	22-2961099	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Bridgeport, Inc.	CA	22-3547807	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Bridgewater VI, Inc.	NJ	22-3243298	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Broad and Walnut, L.L.C.	PA	20-3477133	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Burlington III, Inc.	NJ	22-3412130	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Burlington, Inc.	NJ	22-2949611	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Calabria, Inc.	CA	22-3324654	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Cameron Chase, Inc.	VA	22-3459993	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Camp Hill, L.L.C.	PA	20-4215810	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Carmel Del Mar, Inc.	CA	22-3320550	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Castile, Inc.	CA	22-3356308	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Chaparral, Inc.	CA	22-3565730	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Chesterfield II, L.L.C.	NJ	20-4135587	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Cielo, L.L.C.	CA	20-3393453	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Clarkstown, Inc.	NY	22-2618176	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Coastline, L.L.C.	CA	20-4751032	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Crestline, Inc.	CA	22-3493450	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Dominguez Hills, Inc.	CA	22-3602177	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at East Brandywine, L.L.C.	PA	20-8353499	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at East Whiteland I, Inc.	PA	22-3483220	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at El Dorado Ranch, L.L.C.	CA	26-4273163	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at El Dorado Ranch II, L.L.C.	CA	26-4273232	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Elk Township, L.L.C.	NJ	20-5199963	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Evergreen, L.L.C.	CA	20-1618392	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Ewing, L.L.C.	NJ	20-8327131	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Fifth Avenue, L.L.C.	NJ	20-4594377	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Forks Twp. I, L.L.C.	PA	20-4202483	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Freehold Township I, Inc.	NJ	22-2459186	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Galloway, L.L.C.	NJ	26-0395034	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hackettstown, Inc.	NJ	22-2765936	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hazlet, L.L.C.	NJ	20-4568967	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hershey’s Mill, Inc.	PA	22-3445102	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Highland Vineyards, Inc.	CA	22-3309241	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hilltop, L.L.C.	NJ	20-3476959	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hopewell IV, Inc.	NJ	22-3345622	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hopewell VI, Inc.	NJ	22-3465709	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Howell Township, Inc.	NJ	22-2859308	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hudson Pointe, L.L.C.	NJ	20-2695809	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Keyport, L.L.C.	NJ	20-4918777	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Kings Grant I, Inc.	NJ	22-2601064	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at La Costa Greens, L.L.C.	CA	20-3920917	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at La Laguna, L.L.C.	CA	26-4230543	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at La Terraza, Inc.	CA	22-3303807	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lake Hills, L.L.C.	CA	20-3450108	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lake Rancho Viejo, LLC	CA	20-1337056	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lakewood, Inc.	NJ	22-2618178	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Little Egg Harbor III, L.L.C.	NJ	20-4861624	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lower Moreland III, L.L.C.	PA	20-4863743	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lower Saucon, Inc.	PA	22-2961090	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Macungie, L.L.C.	PA	20-4863710	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mahwah II, Inc.	NJ	22-2859315	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mahwah VI, Inc.	NJ	22-3188612	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mahwah VII, Inc.	NJ	22-2592139	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Malan Park, L.L.C.	PA	26-4230566	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Manalapan, Inc.	NJ	22-2442998	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Maple Avenue, L.L.C.	NJ	20-4863855	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Marlboro II, Inc.	NJ	22-2748659	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Marlboro Township III, Inc.	NJ	22-2847875	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Marlboro Township IV, Inc.	NJ	22-3301196	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Matsu, L.L.C.	CA	20-4135542	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Middle Township II, L.L.C.	NJ	20-3832384	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mockingbird Canyon, L.L.C.	CA	20-4106816	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Monroe II, Inc.	NY	22-2718071	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Monroe NJ, L.L.C.	NJ	20-3512199	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Montgomery I, Inc.	PA	22-3165601	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at New Brunswick Urban Renewal, L.L.C.	NJ	20-4053097	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at North Caldwell III, L.L.C.	NJ	20-4863775	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Northern Westchester, Inc.	NY	22-2814372	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Northlake, Inc.	CA	22-3336696	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Ocean Township, Inc.	NJ	22-3094742	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Ocean Walk, Inc.	CA	22-3565732	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Oceanport, L.L.C.	NJ	20-5811042	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Orange Heights, L.L.C.	CA	20-4996061	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Peapack-Gladstone, L.L.C.	NJ	20-5298728	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Perkiomen I, Inc.	PA	22-3094743	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Perkiomen II, Inc.	PA	22-3301197	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Philadelphia II, L.L.C.	PA	20-1706785	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Piazza D’Oro, L.L.C.	CA	11-3760903	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Piazza Serena, L.L.C.	CA	26-4230582	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Port Imperial Urban Renewal IV, L.L.C.	NJ	20-2293457	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Port Imperial Urban Renewal V, L.L.C.	NJ	20-2293478	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Port Imperial Urban Renewal VI, L.L.C.	NJ	20-2909190	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Port Imperial Urban Renewal VII, L.L.C.	NJ	20-2909213	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Port Imperial Urban Renewal VIII, L.L.C.	NJ	20-2909227	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Princeton Landing, L.L.C.	NJ	20-4678083	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Princeton NJ, L.L.C.	NJ	20-3728840	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Rancho Cristianitos, Inc.	CA	22-3369102	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Reservoir Ridge, Inc.	NJ	22-2510587	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Ridgemont, L.L.C.	NJ	20-3375106	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Ridgestone, L.L.C.	MN	20-3563233	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Sage, L.L.C.	CA	20-3230547	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at San Sevaine, Inc.	CA	22-3493454	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Saratoga, Inc.	CA	22-3547806	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Sawmill, Inc.	PA	22-3602924	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Scotch Plains II, Inc.	NJ	22-3464496	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Scotch Plains, L.L.C.	NJ	22-1149329	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Silver Spring, L.L.C.	PA	20-3230502	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Skye Isle, LLC	CA	31-1820095	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Smithville, Inc.	NJ	22-1732674	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at South Brunswick V, Inc.	NJ	22-2937570	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Sparta, L.L.C.	NJ	20-4326573	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Stone Canyon, Inc.	CA	22-3512641	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Stony Point, Inc.	NY	22-2758195	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Sycamore, Inc.	CA	22-3493456	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Tannery Hill, Inc.	NJ	22-3396608	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at The Bluff, Inc.	NJ	22-1841019	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at The Monarch, L.L.C.	NJ	20-3215837	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Thornbury, Inc.	PA	22-3462983	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Tierrasanta, Inc.	CA	22-3351875	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Trenton Urban Renewal, L.L.C.	NJ	20-4908853	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Trenton, L.L.C.	NJ	20-3728778	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Trovata, Inc.	CA	22-3369099	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Tuxedo, Inc.	NJ	22-3516266	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Union Township I, Inc.	NJ	22-3027952	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Upper Freehold Township I, Inc.	NJ	22-3415873	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Upper Makefield I, Inc.	PA	22-3302321	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Vail Ranch, Inc.	CA	22-3320537	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Verona Urban Renewal, L.L.C.	NJ	20-4359783	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Victorville, L.L.C.	CA	26-4230607	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Vista Del Sol, L.L.C.	CA	26-4233963	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Wall Township VI, Inc.	NJ	22-2859303	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Wall Township VIII, Inc.	NJ	22-3434643	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Washingtonville, Inc.	NY	22-2717887	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Wayne III, Inc.	NJ	22-2607669	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Wayne V, Inc.	NJ	22-2790299	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at West View Estates, L.L.C.	CA	26-4273312	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Wildrose, Inc.	CA	22-3312525	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Wildwood Bayside, L.L.C.	NJ	20-4385082	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Chesterfield Investment, L.L.C.	NJ	20-1683566	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Classics CIP, L.L.C.	NJ	20-3684969	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Classics, L.L.C.	NJ	20-3761401	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Communities, Inc.	CA	95-4892007	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Companies Northeast, Inc.	NJ	22-2445216	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Companies of California, Inc.	CA	22-3301757	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Companies of Maryland, Inc.	MD	22-3331050	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Companies of New York, Inc.	NY	22-2618171	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Companies of Pennsylvania, Inc.	PA	22-2390174	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Companies of Southern California, Inc.	CA	22-3493449	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Companies of Virginia, Inc.	VA	22-3169584	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Connecticut Acquisitions, L.L.C.	CT	20-3921070	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian Construction II, Inc.	NJ	22-2246316	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Construction III, Inc.	NJ	22-1945444	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Construction Management, Inc.	NJ	22-3406668	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Craftbuilt Homes of South Carolina, L.L.C.	SC	20-4467887	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Delaware Acquisitions, L.L.C.	DE	20-4823251	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Arizona, Inc.	AZ	31-1825442	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of California, Inc.	CA	22-3303806	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Connecticut, Inc.	CT	20-3920999	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of D.C., Inc.	DC	20-2377106	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Delaware, Inc.	DE	20-1528466	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Georgia, Inc.	GA	20-3286085	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Illinois, Inc.	IL	20-2421053	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Indiana, Inc.	IN	20-3278908	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian Developments of Kentucky, Inc.	KY	20-5156963	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Maryland, Inc.	MD	22-3331045	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Michigan, Inc.	MI	31-1826348	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Minnesota, Inc.	MN	20-1073868	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of New Jersey II, Inc.	CA	59-3762294	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of New Jersey, Inc.	CA	22-2664563	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of New York, Inc.	NY	22-2626492	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of North Carolina, Inc.	NC	22-2765939	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Ohio, Inc.	OH	32-0069375	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Pennsylvania, Inc.	PA	22-1097670	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of South Carolina, Inc.	SC	58-2659968	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Texas, Inc.	TX	22-3685786	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Developments of Virginia, Inc.	VA	22-3188615	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian Developments of West Virginia, Inc.	WV	31-1826831	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Florida Realty, L.L.C.	FL	26-0509482	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Forecast Homes Northern, Inc.	CA	20-4996073	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes — DFW, L.L.C.	TX	20-5856823	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Belmont Overlook, L.L.C.	VA	26-1345784	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Cider Mill, L.L.C.	MD	26-1345910	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.	MD	20-3921234	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Greenway Farm, L.L.C.	MD	20-3921143	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Jones Station 1, L.L.C.	MD	20-3882481	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Jones Station 2, L.L.C.	MD	20-3882532	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Payne Street, L.L.C.	VA	20-4215898	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Primera, L.L.C.	MD	20-3749553	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of Georgia, L.L.C.	GA	20-4467858	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian Homes of Houston, L.L.C.	TX	20-5856877	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of Indiana, L.L.C.	IN	20-3278918	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of North Carolina, Inc.	NC	56-1458833	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of Virginia, Inc.	VA	52-0898765	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian International, L.L.C.	CA	20-1906844	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian PA Real Estate, Inc.	PA	22-3188608	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian of Houston II, L.L.C.	TX	20-5856770	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ	22-3027956	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Properties of Red Bank, Inc.	NJ	22-3092532	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Standing Entity, L.L.C.	FL	20-2751668	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Summit Homes of Kentucky, L.L.C.	KY	20-5166566	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian T&C Homes at Florida, L.L.C.	FL	20-2387167	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian T&C Homes at Illinois, L.L.C.	IL	20-2421114	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian T&C Homes at Minnesota, L.L.C.	MN	20-2383651	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Venture I, L.L.C.	NJ	02-0572173	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Bailey’s Glenn, L.L.C.	NC	26-1180295	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Beaumont, LLC	CA	31-1823029	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Charlottesville, L.L.C.	VA	20-3375037	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Hamptonburgh, L.L.C.	NY	26-1346213	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Huntfield, L.L.C.	WV	20-3375034	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Moreno Valley, L.L.C.	CA	26-4273623	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at New Kent Vineyards, L.L.C.	VA	20-3375087	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Renaissance, L.L.C.	NC	20-8190357	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Rush Creek, L.L.C.	MN	20-3923972	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Parkside at Towngate, L.L.C.	CA	20-3158839	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Landarama, Inc.	NJ	22-1978612	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

M & M at Kensington Woods, L.L.C.	NJ	31-1819907	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M & M at Long Branch, Inc.	NJ	22-3359254	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Copper Beech, L.L.C.	NJ	20-5355079	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Crescent Court, L.L.C.	NJ	20-5085522	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at East Rutherford, L.L.C.	NJ	20-4514649	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Station Square, L.L.C.	NJ	20-8354517	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at The Chateau, L.L.C.	NJ	20-3375109	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Union, L.L.C.	NJ	26-1628832	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Westport, L.L.C.	NJ	20-3494593	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
MCNJ, Inc.	NJ	22-2722906	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Midwest Building Products & Contractor Services of Kentucky, L.L.C.	KY	20-5166559	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Midwest Building Products & Contractor Services of Michigan, L.L.C.	MI	20-5065088	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA	20-5071295	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

Midwest Building Products & Contractor Services of West Virginia, L.L.C.	WV	20-5065126	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Millennium Title Agency, LTD	OH	34-1921771	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Natomas Central Neighborhood Housing, L.L.C.	CA	20-3882414	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
New Land Title Agency, L.L.C.	AZ	26-0598590	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Park Title Company, LLC	TX	20-1293533	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
PI Investments II, L.L.C.	DE	20-2695596	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Ridgemore Utility Associates of Pennsylvania, L.L.C.	PA	20-4202417	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Seabrook Accumulation Corporation	CA	33-0989615	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Stonebrook Homes, Inc.	CA	33-0553884	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Terrapin Realty, L.L.C.	NJ	20-4415708	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
The Matzel & Mumford Organization, Inc.	NJ	22-3670677	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Washington Homes, Inc.	DE	22-3774737	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Westminster Homes of Tennessee, Inc.	TN	52-1973363	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

Westminster Homes, Inc.	NC	52-1874680	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
WH Land I, Inc.	MD	52-2073468	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
WH Properties, Inc.	MD	52-1662973	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
WH/PR Land Company, L.L.C.	DE	52-0818872	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group, L.L.C.	MD	20-0581911	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group of California, L.L.C.	CA	20-1471139	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group of Florida, L.L.C.	FL	20-1379037	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group of Maryland, L.L.C.	MD	20-1446859	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group of New Jersey, L.L.C.	NJ	20-3002580	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group of North Carolina, L.L.C.	NC	20-1309025	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group of Texas, L.L.C.	TX	20-1442111	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Hovnanian Land Investment Group of Virginia, L.L.C.	VA	20-1020023	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at 4S, L.L.C.	CA	73-1638455	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Acqua Vista, L.L.C.	CA	20-0464160	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Aliso, L.L.C.	CA	20-1218567	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Allentown, L.L.C.	PA	20-3215910	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Almond Estates, LLC	CA	26-4718657	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Arbor Heights, LLC	CA	33-0890775	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Avenue One, L.L.C.	CA	65-1161801	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Barnegat I, L.L.C.	NJ	22-3804316	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Barnegat II, L.L.C.	NJ	20-3030275	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Bella Lago, L.L.C.	CA	20-1218576	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Berkeley, L.L.C.	NJ	22-3644632	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Bernards V, L.L.C.	DE	22-3618587	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Blue Heron Pines, L.L.C.	NJ	22-3630449	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Bridgewater I, L.L.C.	NJ	31-1820703	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Bridlewood, L.L.C.	CA	20-1454077	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Camden I, L.L.C.	NJ	22-3845575	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Capistrano, L.L.C.	CA	20-1618465	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Carmel Village, L.L.C.	CA	52-2147831	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Cedar Grove III, L.L.C.	NJ	22-3818491	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Cedar Grove IV, L.L.C.	NJ	20-1185029	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Charter Way, LLC	CA	26-4718725	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Chester I, L.L.C.	DE	22-3618347	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Chesterfield, L.L.C.	NJ	20-0916310	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Clifton II, L.L.C.	NJ	22-3862906	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Clifton, L.L.C.	NJ	22-3655976	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Cortez Hill, L.L.C.	CA	31-1822959	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Cranbury, L.L.C.	NJ	22-3814347	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Curries Woods, L.L.C.	NJ	22-3776466	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Denville, L.L.C.	NJ	03-0436512	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Deptford Township, L.L.C.	NJ	20-1254802	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Dover, L.L.C.	NJ	20-3072574	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Eastlake, LLC	CA	31-1820096	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Edgewater II, L.L.C.	NJ	20-0374534	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Edgewater, L.L.C.	NJ	31-1825623	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Egg Harbor Township, L.L.C.	NJ	31-1826606	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ	20-3158355	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Encinitas Ranch, L.L.C.	CA	33-0890770	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Florence I, L.L.C.	NJ	20-0982613	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Florence II, L.L.C.	NJ	20-0982631	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Forest Meadows, L.L.C.	NJ	16-1639755	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Franklin, L.L.C.	NJ	20-1822595	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Freehold Township, L.L.C.	NJ	31-1819075	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Fresno, LLC	CA	26-4718801	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Gaslamp Square, L.L.C.	CA	20-1454058	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Great Notch, L.L.C.	NJ	31-1819076	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Gridley, LLC	CA	26-4718869	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Guttenberg, L.L.C.	NJ	22-3653007	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hackettstown II, L.L.C.	NJ	20-0412492	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hamburg Contractors, L.L.C.	NJ	22-3814175	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hamburg, L.L.C.	NJ	22-3795544	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Hawthorne, L.L.C.	NJ	20-0946954	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Highland Shores, L.L.C.	MN	20-2705991	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Highwater, L.L.C.	CA	20-1454037	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Jackson I, L.L.C.	NJ	56-2290802	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Jackson, L.L.C.	NJ	22-3630450	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Jaeger Ranch, LLC	CA	26-4642631	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Jersey City IV, L.L.C.	NJ	22-3655974	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Jersey City V Urban Renewal Company, L.L.C.	NJ	31-1818646	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at King Farm, L.L.C.	MD	22-3647924	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at La Costa, L.L.C.	CA	31-1820094	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at La Habra Knolls, LLC	CA	31-1819908	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lafayette Estates, L.L.C.	NJ	22-3658926	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lake Ridge Crossing, L.L.C.	VA	22-3778537	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lake Terrapin, L.L.C.	VA	22-3647920	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Landmark, LLC	CA	26-4719012	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at LaPaz, LLC	CA	26-4718948	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Larkspur, LLC	CA	26-4719101	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lawrence V, L.L.C.	DE	22-3638073	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Linwood, L.L.C.	NJ	22-3663731	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ	20-2689884	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Little Egg Harbor Contractors, L.L.C.	NJ	22-3832077	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Little Egg Harbor, L.L.C.	NJ	22-3795535	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Live Oak II, LLC	CA	26-4719149	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Long Branch I, L.L.C.	NJ	56-2308030	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lower Macungie Township I, L.L.C.	PA	51-0427582	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lower Macungie Township II, L.L.C.	PA	65-1161803	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lower Makefield Township I, L.L.C.	PA	22-3887471	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Lower Moreland I, L.L.C.	PA	22-3785544	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Lower Moreland II, L.L.C.	PA	22-3785539	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Manalapan III, L.L.C.	NJ	31-1819073	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mansfield I, LLC	DE	22-3556345	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mansfield II, LLC	DE	22-3556346	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mansfield III, L.L.C.	NJ	22-3683839	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Marlboro Township IX, L.L.C.	NJ	20-1005879	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Marlboro Township V, L.L.C.	NJ	31-1819074	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Marlboro Township VIII, L.L.C.	NJ	22-3802594	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Marlboro VI, L.L.C.	NJ	22-3791976	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Marlboro VII, L.L.C.	NJ	22-3791977	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Melanie Meadows, LLC	CA	26-4719216	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mendham Township, L.L.C.	NJ	20-2033800	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Menifee, L.L.C.	CA	52-2147832	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Menifee Valley Condominiums, L.L.C.	CA	20-1618446	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Middle Township, L.L.C.	NJ	03-0473330	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Middletown II, L.L.C.	NJ	04-3695371	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Middletown, L.L.C.	DE	22-3630452	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Millville I, L.L.C.	NJ	20-1562308	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Millville II, L.L.C.	NJ	20-2221380	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Millville III, L.L.C.	NJ	20-2977971	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Monroe III, L.L.C.	NJ	20-0876393	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Monroe IV, L.L.C.	NJ	20-2364423	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Montvale, L.L.C.	NJ	20-1584680	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mosaic, LLC	CA	55-0820915	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Mt. Olive Township, L.L.C.	NJ	22-3813043	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Muirfield, LLC	CA	26-4719287	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at New Windsor, L.L.C.	NY	20-3158568	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at North Bergen, L.L.C.	NJ	31-1818663	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at North Brunswick VI, L.L.C.	DE	22-3627814	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at North Caldwell II, L.L.C.	NJ	20-1185057	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at North Caldwell, L.L.C.	NJ	20-0412508	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at North Haledon, L.L.C.	NJ	22-3770598	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at North Wildwood, L.L.C.	NJ	59-3769684	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Northampton, L.L.C.	PA	22-3785527	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Northfield, L.L.C.	NJ	22-3665826	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Old Bridge, L.L.C.	NJ	55-0787042	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Olde Orchard, LLC	CA	51-0453906	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Pacific Bluffs, L.L.C.	CA	33-0890774	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Paramus, L.L.C.	NJ	22-3687884	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Park Lane, L.L.C.	CA	33-0896285	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Parkside, LLC	CA	30-0550698	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Parsippany-Troy Hills, L.L.C.	NJ	20-2769490	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Philadelphia III, L.L.C.	PA	20-3216099	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Philadelphia IV, L.L.C.	PA	20-3216000	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Pittsgrove, L.L.C.	NJ	20-1562254	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Prado, L.L.C.	CA	20-3158762	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Rancho Santa Margarita, L.L.C.	CA	33-0890773	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Randolph I, L.L.C.	NJ	01-0712196	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Rapho, L.L.C.	PA	20-2293515	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Readington II, L.L.C.	NJ	31-1818662	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Red Bank, L.L.C.	NJ	20-2489028	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Riverbend, L.L.C.	CA	33-0890777	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Rivercrest, LLC	CA	26-4720260	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Roderuck, L.L.C.	MD	22-3756336	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Rosemary Lantana, L.L.C.	CA	20-1786974	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Rowland Heights, L.L.C.	CA	22-2147833	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Santa Nella, LLC	CA	26-4720339	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Sayreville, L.L.C.	NJ	22-3815459	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Sierra Estates, LLC	CA	26-4720508	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Smithville III, L.L.C.	NJ	31-1818661	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Somers Point, LLC	NJ	16-1639761	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at South Brunswick, L.L.C.	NJ	01-0618098	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Springco, L.L.C.	NJ	65-1161805	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Sunsets, L.L.C.	CA	33-0890768	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Teaneck, L.L.C.	NJ	20-1584240	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at the Crosby, L.L.C.	CA	20-0936364	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at the Gables, L.L.C.	CA	33-0890769	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at The Preserve, L.L.C.	CA	20-1337079	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Thompson Ranch, L.L.C.	CA	20-1599518	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Trail Ridge, L.L.C.	CA	33-0990615	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Union Township II, L.L.C.	NJ	20-2828805	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Upper Freehold Township II, L.L.C.	NJ	22-3655975	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Upper Freehold Township III, L.L.C.	NJ	22-3666680	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Upper Uwchlan II, L.L.C.	PA	31-1820731	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Upper Uwchlan, L.L.C.	PA	59-3763798	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Valle Del Sol, LLC	CA	26-4720751	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Vineland, L.L.C.	NJ	34-1997435	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Wanaque, L.L.C.	DE	22-3626037	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Warren Township, L.L.C.	NJ	20-2594932	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Washington, L.L.C.	NJ	22-3743403	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Wayne IX, L.L.C.	NJ	22-3828775	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Wayne VIII, L.L.C.	DE	22-3618348	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at West Bradford, L.L.C.	PA	20-2560211	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at West Milford, L.L.C.	NJ	22-3740951	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at West Windsor, L.L.C.	DE	22-3618242	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Westshore, LLC	CA	26-4721970	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Wheeler Ranch, LLC	CA	26-4722075	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Willow Brook, L.L.C.	MD	22-3709105	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Winchester, L.L.C.	CA	52-2147836	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Woodcreek West, LLC	CA	26-4722802	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian at Woodhill Estates, L.L.C.	NJ	01-0550781	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian at Woolwich I, L.L.C.	NJ	22-3828777	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Cambridge Homes, L.L.C.	FL	20-2387077	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Central Acquisitions, L.L.C.	DE	22-3556343	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Companies Metro D.C. North, L.L.C.	MD	22-3683159	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Companies, LLC	CA	59-3762298	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Eastern Pennsylvania, L.L.C.	PA	04-3630089	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian First Homes, L.L.C.	FL	20-3198237	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Four Seasons @ Historic Virginia, L.L.C.	VA	22-3647925	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Four Seasons at Gold Hill, L.L.C.	SC	31-1820161	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Great Western Building Company, L.L.C.	AZ	31-1825443	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Great Western Homes, L.L.C.	AZ	31-1825441	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Holdings NJ, L.L.C.	NJ	02-0651173	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Cameron Station, L.L.C.	VA	20-1169628	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian Homes at Camp Springs, L.L.C.	MD	20-0812020	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Fairwood, L.L.C.	MD	47-0880125	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Forest Run, L.L.C.	MD	20-0812109	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Maxwell Place, L.L.C.	MD	37-1493190	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Renaissance Plaza, L.L.C.	MD	20-0364144	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes at Russett, L.L.C.	MD	20-1526150	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of D.C., L.L.C.	DC	20-2377153	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of Delaware, L.L.C.	DE	20-1528482	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of Maryland, L.L.C.	MD	01-0737098	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of Minnesota, L.L.C.	MN	20-1200484	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of Pennsylvania, L.L.C.	PA	20-2376938	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of South Carolina, L.L.C.	SC	58-2660293	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Homes of West Virginia, L.L.C.	WV	20-2828654	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian North Central Acquisitions, L.L.C.	DE	22-3554986	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian North Jersey Acquisitions, L.L.C.	DE	22-3556344	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Northeast Services, L.L.C.	NJ	16-1639452	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Ohio Realty, L.L.C.	OH	32-0069376	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Oster Homes, L.L.C.	OH	20-3198273	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Pennsylvania Acquisitions, L.L.C.	PA	54-2064618	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Shore Acquisitions, L.L.C.	DE	22-3556342	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian South Jersey Acquisitions, L.L.C.	DE	22-3556341	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Southern New Jersey, L.L.C.	NJ	01-0648280	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Summit Holdings, L.L.C.	VA	31-1818027	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Summit Homes of Michigan, L.L.C.	MI	31-1826351	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Summit Homes of Pennsylvania, L.L.C.	PA	20-0310776	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Summit Homes of West Virginia, L.L.C.	WV	31-1826832	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian Summit Homes, L.L.C.	OH	32-0069379	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian T & C Investment, L.L.C.	NJ	20-2364394	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian T & C Management Co., L.L.C.	CA	20-2393546	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian Windward Homes, L.L.C.	FL	20-0301995	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Ashburn Village, L.L.C.	VA	20-0385213	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Bakersfield, L.L.C.	CA	20-1454116	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Dulles Discovery Condominium, L.L.C.	VA	20-1442155	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Dulles Discovery, L.L.C.	VA	20-1169675	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Hemet, L.L.C.	CA	47-0884181	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Kent Island, L.L.C.	MD	22-3668315	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Kent Island Condominiums, L.L.C.	MD	20-1727101	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Los Banos, LLC	CA	26-4722883	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Menifee Valley, L.L.C.	CA	20-1454143	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

K. Hovnanian’s Four Seasons at Palm Springs, L.L.C.	CA	57-1145579	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at St. Margarets Landing, L.L.C.	MD	22-3688864	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Vint Hill, L.L.C.	VA	31-1828049	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons at Westshore, LLC	CA	26-4722936	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Four Seasons, L.L.C.	CA	52-2147837	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
K. Hovnanian’s Private Home Portfolio, L.L.C.	NJ	22-3766856	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
KHIP, LLC	NJ	01-0752776	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Apple Ridge, L.L.C.	NJ	22-3824654	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Chesterfield, LLC	NJ	56-2290506	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at East Mill, L.L.C.	NJ	80-0036068	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Morristown, L.L.C.	NJ	22-3834775	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Sheridan, L.L.C.	NJ	22-3825357	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Spinnaker Pointe, L.L.C.	NJ	22-3825041	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

M&M at Spruce Hollow, L.L.C.	NJ	22-3825064	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Spruce Run, L.L.C.	NJ	22-3825037	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Tamarack Hollow, L.L.C.	NJ	20-2033836	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at The Highlands, L.L.C.	NJ	22-3824649	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at West Orange, L.L.C.	NJ	55-0820919	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M at Wheatena Urban Renewal, L.L.C.	NJ	20-1516521	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Matzel & Mumford at Egg Harbor, L.L.C.	NJ	20-1706817	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Matzel & Mumford at Montgomery, L.L.C.	NJ	22-3500542	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.	NJ	20-0489677	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Midwest Building Products & Contractor Services, L.L.C	OH	20-2882866	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
MMIP, L.L.C.	NJ	02-0651174	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Paddocks, L.L.C.	MD	20-0027663	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Pine Ayr, L.L.C.	MD	20-2229495	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

Address Including Zip
	State or Other		Code, and Telephone
	Jurisdiction of	IRS Employer	Number Including Area
Exact Name of Registrant	Incorporation	Identification	Code, of Registrant’s
as Specified in Its Charter	or Organization	Number	Principal Executive Offices

Ridgemore Utility, L.L.C.	MD	31-1820672	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
The Landings at Spinnaker Pointe, L.L.C.	NJ	22-3825040	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Washington Homes at Columbia Town Center, LLC	MD	22-3757772	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Westminster Homes of Alabama, L.L.C.	MD	63-1222540	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Westminster Homes of Mississippi, L.L.C.	MS	64-0907820	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
Woodland Lake Condominiums at Bowie New town, L.L.C.	MD	06-1643401	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800
M&M Investments, L.P.	NJ	22-3685183	110 West Front Street P.O. Box 500 Red Bank, New Jersey 07701 732-747-7800

EXPLANATORY NOTE

This Pre-Effective Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-158356) is filed solely for the purpose of amending “Part II — Item 21. Exhibits”.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

Hovnanian is a Delaware corporation. Section 145 of the General Corporation Law of the State of Delaware grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 102(b)(7) of the General Corporation Law of the State of Delaware enables a corporation in its certificate of incorporation or an amendment thereto validly approved by stockholders to limit or eliminate the personal liability of the members of its board of directors for violations of the directors’ fiduciary duty of care.

Article FOUR of Hovnanian’s Restated By-Laws contains the following provisions with respect to indemnification:

The Corporation shall indemnify any current or former Director or officer of the Corporation and his heirs, executors and administrators, and may, at the discretion of the Board of Directors, indemnify any current or former employee or agent of the Corporation and his heirs, executors and administers, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonable incurred by him or by his heirs, executors and administrators in connection with any threatened, pending or completed action, suit or proceeding (brought by or in tire right of the Corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, to which he was or is a party or is threatened to be made a party by reason of his current or former position with the Corporation or by reason of the fact that he is or was serving, at the request of the Corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

K. Hovnanian is a California corporation. Section 317 of the California Corporations Code provides that a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding, other than in an action by or on behalf of the corporation to obtain a favorable judgment for itself, because such person is or was an agent of the corporation, against expenses actually and reasonably incurred in connection with the proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of criminal proceedings, had no reasonable cause to believe that the conduct was unlawful. In the case of suits by or on behalf of a corporation to obtain a judgment in its favor, a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to such proceeding because such person is or was the corporation’s agent, against expenses actually and reasonably incurred if the person acted in good faith in a manner the person believed to be in the best interests of the corporation and its shareholders, except that no such indemnification may be made for claims as to which the person shall have been adjudged to be liable to the corporation in the performance of that person’s duty to the corporation, unless and then only to the extent a court determines otherwise.

Article SEVENTH of K. Hovnanian’s Articles of Incorporation contains the following provisions with respect to indemnification:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, wither civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Any indemnification pursuant to the provisions above shall be made by the Corporation unless a determination (as provided for in the bylaws) is made that indemnification is not proper because the person has not met the applicable standards of conduct as set forth therein.

Hovnanian maintains a liability insurance policy providing coverage for its directors and officers, the directors and officers of K. Hovnanian and the directors and officers of certain of its other subsidiaries in an amount up to $50,000,000.

Item 21.	Exhibits.

3.1	Articles of Incorporation of K. Hovnanian Enterprises, Inc.(1)
3.2	By-Laws of K. Hovnanian Enterprises, Inc. (previously filed)
3.3	Certificate of Incorporation of Hovnanian Enterprises, Inc.(14)
3.4	Restated By-Laws of Hovnanian Enterprises, Inc.(8)
3.5	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in New Jersey.(1)
3.6	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in New York.(1)
3.7	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Pennsylvania.(1)
3.8	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in North Carolina.(1)
3.9	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in South Carolina.(1)
3.10	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Virginia.(1)
3.11	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Maryland.(1)
3.12	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Delaware.(1)
3.13	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in California.(1)
3.14	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Texas.(1)
3.15	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Arizona.(1)
3.16	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Ohio.(1)
3.17	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in West Virginia.(1)
3.18	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Florida.(1)
3.19	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Michigan.(1)
3.20	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Tennessee.(1)
3.21	Form of Articles of Organization for Subsidiary Registrant limited liability companies.(1)
3.22	Form of Certificate of Limited Partnership for Subsidiary Registrant limited partnerships.(1)
3.23	Form of By-Laws for Subsidiary Registrant corporations incorporated in New Jersey.(1)
3.24	Form of By-Laws for Subsidiary Registrant corporations incorporated in New York.(1)
3.25	Form of By-Laws for Subsidiary Registrant corporations incorporated in Pennsylvania.(1)
3.26	Form of By-Laws for Subsidiary Registrant corporations incorporated in North Carolina.(1)
3.27	Form of By-Laws for Subsidiary Registrant corporations incorporated in South Carolina.(1)
3.28	Form of By-Laws for Subsidiary Registrant corporations incorporated in Maryland.(1)
3.29	Form of By-Laws for Subsidiary Registrant corporations incorporated in Virginia.(1)
3.30	Form of By-Laws for Subsidiary Registrant corporations incorporated in Delaware.(1)
3.31	Form of By-Laws for Subsidiary Registrant corporations incorporated in California.(1)
3.32	Form of By-Laws for Subsidiary Registrant corporations incorporated in Texas.(1)
3.33	Form of By-Laws for Subsidiary Registrant corporations incorporated in Arizona.(1)
3.34	Form of By-Laws for Subsidiary Registrant corporations incorporated in Ohio.(1)
3.35	Form of By-Laws for Subsidiary Registrant corporations incorporated in West Virginia.(1)
3.36	Form of By-Laws for Subsidiary Registrant corporations incorporated in Florida.(1)
3.37	Form of By-Laws for Subsidiary Registrant corporations incorporated in Michigan.(1)
3.38	Form of By-Laws for Subsidiary Registrant corporations incorporated in Tennessee.(1)
3.39	Form of Limited Liability Company Agreement for Subsidiary Registrant limited liability companies.(1)
3.40	Form of Limited Partnership Agreement for Subsidiary Registrant limited partnerships.(1)
3.41	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Minnesota.(4)
3.42	Form of Certificate of Incorporation for Subsidiary Registrant corporations incorporated in Connecticut.(5)
3.43	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Georgia.(5)
3.44	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Illinois.(5)

3.45	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Indiana.(5)
3.46	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Kentucky.(5)
3.47	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Washington, DC.(5)
3.48	Form of By-Laws for Subsidiary Registrant corporations incorporated in Connecticut.(5)
3.49	Form of By-Laws for Subsidiary Registrant corporations incorporated in Georgia.(5)
3.50	Form of By-Laws for Subsidiary Registrant corporations incorporated in Illinois.(5)
3.51	Form of By-Laws for Subsidiary Registrant corporations incorporated in Indiana.(5)
3.52	Form of By-Laws for Subsidiary Registrant corporations incorporated in Kentucky.(5)
3.53	Form of By-Laws for Subsidiary Registrant corporations incorporated in Washington, DC.(5)
3.54	Form of By-Laws for Subsidiary Registrant corporations incorporated in Minnesota.(5)
4.1	Indenture dated as of December 3, 2008, relating to 18.0% Senior Secured Notes due 2017, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the other Guarantors named therein and Wilmington Trust Company, as Trustee, including form of 18.0% Senior Secured Notes due 2017.(16)
4.2	Registration Rights Agreement, dated as of December 3, 2008, by and among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., certain of its subsidiaries and Alvarez & Marsal Securities, LLC and Credit Suisse Securities (USA) LLC, as dealer managers. (previously filed)
4.3	Certificate of Designations, Powers, Preferences and Rights of the 7.625% Series A Preferred Stock of Hovnanian Enterprises, Inc., dated July 12, 2005.(7)
4.4	Certificate of Designations of the Series B Junior Preferred Stock of Hovnanian Enterprises, Inc., dated August 14, 2008.(14)
4.5	Rights Agreement, dated as of August 14, 2008, between Hovnanian Enterprises, Inc. and National City Bank, as Rights Agent, which includes the Form of Certificate of Designation as Exhibit A, Form of Right Certificate as Exhibit B and the Summary of Rights as Exhibit C.(3)
5.1	Opinion of Peter S. Reinhart, Esq. Senior Vice President and General Counsel for the Issuer and the Guarantors. (filed herewith)
10.1	Seventh Amended and Restated Credit Agreement dated March 7, 2008.(9)
10.2	Amendment No. 1 to Seventh Amended and Restated Credit Agreement dated as of May 16, 2008.(10)
10.3	Guaranty and Suretyship Agreement, dated March 7, 2008.(9)
10.4	Pledge Agreement, relating to the Amended Credit Agreement, dated as of March 7, 2008.(9)
10.5	Amended and Restated Security Agreement, relating to the Amended Credit Agreement, dated as of May 27, 2008.(10)
10.6	Intellectual Property Security Agreement, relating to Amended Credit Agreement, dated as of May 27, 2008.(10)
10.7	Intercreditor Agreement dated as of May 27, 2008.(10)
10.8	Intercreditor Agreement dated as of December 3, 2008.(16)
10.9	Second Lien Pledge Agreement, relating to the 11 1/2% Senior Secured Notes due 2013, dated as of May 27, 2008.(10)
10.10	Second Lien Security Agreement, relating to the 11 1/2% Senior Secured Notes due 2013, dated as of May 27, 2008.(10)
10.11	Intellectual Property Security Agreement, relating to the 11 1/2% Senior Secured Notes due 2013, dated as of May 27, 2008.(10)
10.12	Third Lien Pledge Agreement, relating to the 18.0% Senior Secured Notes due 2017, dated as of December 3, 2008.(16)
10.13	Third Lien Security Agreement, relating to the 18.0% Senior Secured Notes due 2017, dated as of December 3, 2008.(16)
10.14	Intellectual Property Security Agreement, relating to the 18.0% Senior Secured Notes due 2017, dated as of December 3, 2008.(16)
10.15	Senior Executive Short-Term Incentive Plan (as amended and restated).(11)

10.16	2008 Hovnanian Enterprises, Inc. Stock Incentive Plan.(12)
10.17	1983 Stock Option Plan (as amended and restated).(13)
10.18	Description of Non-Employee Director Compensation.(14)
10.19	Base Salaries of Executive Officers.(6)
10.20	Description of Savings and Investment Retirement Plan.(2)
10.22	Management Agreement dated August 12, 1983, for the management of properties by K. Hovnanian Investment Properties, Inc.(2)
10.23	Management Agreement dated December 15, 1985, for the management of properties by K. Hovnanian Investment Properties, Inc. (previously filed)
10.24	Executive Deferred Compensation Plan as amended and restated on December 19, 2008.(6)
10.25	Death and Disability Agreement between Hovnanian Enterprises, Inc. and Ara K. Hovnanian, dated February 2, 2006.(15)
10.26	Form of Hovnanian Deferred Share Policy for Senior Executives.(6)
10.27	Form of Hovnanian Deferred Share Policy.(6)
10.28	Form of Non-Qualified Stock Option Agreement.(6)
10.29	Form of Incentive Stock Option Agreement.(6)
10.30	Form of Stock Option Agreement for Directors.(6)
10.31	Form of Restricted Share Unit Agreement.(6)
12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges. (previously filed)
21.1	Subsidiaries of Hovnanian Enterprises, Inc. (previously filed)
23.1	Consent of Peter S. Reinhart, Esq. (contained in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP. (previously filed)
24.1	Powers of Attorney of the Boards of Directors of K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. K. Hov IP, Inc., K. Hov IP, II, Inc. and Subsidiary Registrants. (previously filed)
25.1	Statement of Eligibility of Trustee under the Indenture filed as Exhibit 4.1 hereto. (previously filed)
99.1	Form of Letter of Transmittal. (previously filed)
99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees. (previously filed)
99.3	Form of Letter to Clients. (previously filed)
99.4	Form of Notice of Guaranteed Delivery. (previously filed)

(1)	Incorporated by reference to Exhibits to the Registration Statement (No. 333-106761) on Form S-3 of Hovnanian Enterprises, Inc.

(2)	Incorporated by reference to Exhibits to the Registration Statement (No. 2-85198) on Form S-1 of Hovnanian Enterprises, Inc.

(3)	Incorporated by reference to Exhibits to the Registration Statement (No. 001-08551) on Form 8-A of Hovnanian Enterprises, Inc. filed August 14, 2008.

(4)	Incorporated by reference to Exhibits to the Registration Statement (No. 333-122175) on Form S-4 of Hovnanian Enterprises, Inc.

(5)	Incorporated by reference to Exhibits to the Registration Statement (No. 333-153587) on Form S-4 of Hovnanian Enterprises, Inc.

(6)	Incorporated by reference to Exhibits to Annual Report on Form 10-K of Hovnanian Enterprises, Inc. for the year ended October 31, 2008.

(7)	Incorporated by reference to Exhibits to the Current Report on Form 8-K of Hovnanian Enterprises, Inc., filed on July 13, 2005.

(8)	Incorporated by reference to Exhibits to the Annual Report on Form 10-K of Hovnanian Enterprises, Inc., for the year ended October 31, 2007.

(9)	Incorporated by reference to Exhibits to Quarterly Report on Form 10-Q of Hovnanian Enterprises, Inc., for the quarter ended January 31, 2008.

(10)	Incorporated by reference to Exhibits to Current Report on Form 8-K of Hovnanian Enterprises, Inc., filed on June 2, 2008.

(11)	Incorporated by reference to Appendix A of the definitive Proxy Statement of Hovnanian Enterprises, Inc. on Schedule 14A filed on February 19, 2008.

(12)	Incorporated by reference to Appendix B of the definitive Proxy Statement of Hovnanian Enterprises, Inc. on Schedule 14A filed on February 19, 2008.

(13)	Incorporated by reference to Appendix C of the definitive Proxy Statement of Hovnanian Enterprises, Inc. on Schedule 14A filed on February 19, 2008.

(14)	Incorporated by reference to Exhibits to Quarterly Report on Form 10-Q of Hovnanian Enterprises, Inc. for the quarter ended July 31, 2008.

(15)	Incorporated by reference to Exhibits to Quarterly Report on Form 10-Q of Hovnanian Enterprises, Inc. for the quarter ended January 31, 2006.

(16)	Incorporated by reference to Exhibits to Current Report on Form 8-K of Hovnanian Enterprises, Inc. filed on December 8, 2008.

Item 22.	Undertakings.

The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or its securities provided by or on behalf of the undersigned registrants; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of Hovnanian Enterprises, Inc.’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, K. Hovnanian Enterprises, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on May 22, 2009.

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on May 22, 2009.

Signature	Title

* Ara K. Hovnanian	President, Chief Executive Officer and Director

* Paul W. Buchanan	Senior Vice President, Chief Accounting Officer and Director

* Jim Perry	Division President, Southern California and Director

/s/ J. Larry Sorsby J. Larry Sorsby	Executive Vice President, Chief Financial Officer and Director

* Joseph Manisco	Assistant Secretary and Director

* John Hadley	Vice President, Finance & Administration and Director

* Jim Rex	Region President and Director

*By: /s/ J. Larry Sorsby Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hovnanian Enterprises, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on May 22, 2009.

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on May 22, 2009.

Signature	Title

* Kevork S. Hovnanian	Chairman of the Board and Director

* Ara K. Hovnanian	President, Chief Executive Officer, Vice-Chairman of the Board and Director

/s/ J. Larry Sorsby J. Larry Sorsby	Executive Vice President, Chief Financial Officer, Treasurer and Director

* Paul W. Buchanan	Senior Vice President and Chief Accounting Officer

* Joseph A. Marengi	Director

* Robert B. Coutts	Director

* Edward A. Kangas	Director

* John J. Robbins	Director

* Stephen D. Weinroth	Director

*By: /s/ J. Larry Sorsby Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, K HOV IP, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on May 22, 2009.

K HOV IP, INC.

By:	/s/ Paul W. Buchanan
Paul W. Buchanan
Senior Vice President, Chief Financial Officer,
Chief Accounting Officer, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on May 22, 2009.

Signature	Title

* Jim Rex	President, Chief Executive Officer and Director

/s/ Paul W. Buchanan Paul W. Buchanan	Senior Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer, Secretary and Director

* John Hadley	Vice President — Finance & Administration and Director

* Joseph Manisco	Assistant Secretary and Director

Marcia Wines	Vice President — Tax and Director

*By: /s/ Paul W. Buchanan Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, K HOV IP, II, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on May 22, 2009.

K HOV IP, II, INC.

By:	/s/ Paul W. Buchanan
Paul W. Buchanan
Senior Vice President, Chief Financial Officer,
Chief Accounting Officer, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on May 22, 2009.

Signature	Title

* Jim Rex	President, Chief Executive Officer and Director

/s/ Paul W. Buchanan Paul W. Buchanan	Senior Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer, Secretary and Director

* John Hadley	Vice President — Finance & Administration and Director

* Joseph Manisco	Assistant Secretary and Director

Marcia Wines	Vice President — Tax and Director

*By: /s/ Paul W. Buchanan Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of the Registrants, as listed on the attached Schedule of Subsidiary Registrants, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on May 22, 2009.

REGISTRANTS (as listed on the attached Schedule of Subsidiary Registrants)

By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on the date and in the capacities indicated on May 22, 2009.

Signature	Title

* Kevork S. Hovnanian	Chairman of the Board and Director

* Ara K. Hovnanian	President, Chief Executive Officer and Director

* Paul W. Buchanan	Senior Vice President and Chief Accounting Officer and Director

* Peter S. Reinhart	Senior Vice President, General Counsel and Director

/s/ J. Larry Sorsby J. Larry Sorsby	Executive Vice President, Chief Financial Officer, and Director

*By: /s/ J. Larry Sorsby Attorney-in-Fact

SCHEDULE OF SUBSIDIARY REGISTRANTS

Exact Name of Registrant As Specified in Its Charter

ALFORD, L.L.C.
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
BUILDER SERVICES NY, L.L.C.
BUILDER SERVICES PA, L.L.C.
DULLES COPPERMINE, L.L.C.
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.
FOUNDERS TITLE AGENCY, INC.
GOVERNOR’S ABSTRACT CO., INC.
GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. H. SAN MARCOS CONSERVANCY HOLDINGS, L.L.C.
K. HOV INTERNATIONAL, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT 3 CHAPMAN, L.L.C.
K. HOVNANIAN AT 4S, LLC
K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT ACQUA VISTA, LLC
K. HOVNANIAN AT ALISO, LLC
K. HOVNANIAN AT ALLENBERRY, L.L.C.
K. HOVNANIAN AT ALLENDALE, L.L.C.
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT ALMOND ESTATES, LLC
K. HOVNANIAN AT ARBOR HEIGHTS, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BARNEGAT III, L.L.C.
K. HOVNANIAN AT BELLA LAGO, LLC
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS IV, INC.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRANCHBURG III, INC.
K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.
K. HOVNANIAN AT BRIDGEWATER VI, INC.
K. HOVNANIAN AT BRIDLEWOOD, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT BURLINGTON III, INC.
K. HOVNANIAN AT BURLINGTON, INC.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT CARMEL VILLAGE, LLC
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.
K. HOVNANIAN AT CHARTER WAY, LLC
K. HOVNANIAN AT CHAPARRAL, INC.
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD II, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT CLARKSTOWN, INC.
K. HOVNANIAN AT CLIFTON II, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, LLC
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K. HOVNANIAN AT EAST WHITELAND I, INC.
K. HOVNANIAN AT EASTLAKE, LLC
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, LLC
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT EWING, L.L.C.
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FORKS TWP. I, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT FRESNO, LLC
K. HOVNANIAN AT GALLOWAY, L.L.C.
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GRIDLEY, LLC
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN, INC.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C.
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HERSHEY’S MILL, INC.
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT HIGHWATER, L.L.C.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT HOPEWELL IV, INC.
K. HOVNANIAN AT HOPEWELL VI, INC.
K. HOVNANIAN AT HOWELL TOWNSHIP, INC.
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JAEGER RANCH, LLC
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT KINGS GRANT I, INC.
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA HABRA KNOLLS, LLC
K. HOVNANIAN AT LA TERRAZA, INC.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LA LAGUNA, L.L.C.
K. HOVNANIAN AT LAKE HILLS, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC
K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN AT LAKEWOOD, INC.
K. HOVNANIAN AT LANDMARK, LLC
K. HOVNANIAN AT LAPAZ, LLC
K. HOVNANIAN AT LARKSPUR, LLC
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LIVE OAK II, LLC
K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT LOWER SAUCON, INC.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT MAHWAH II, INC.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MAHWAH VII, INC.
K. HOVNANIAN AT MALAN PARK, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANALAPAN, INC.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO II, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MELANIE MEADOWS, LLC
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.
K. HOVNANIAN AT MENIFEE, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MILLVILLE III, L.L.C.
K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. HOVNANIAN AT MONROE III, L.L.C.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTGOMERY I, INC.
K. HOVNANIAN AT MONTVALE, L.L.C.
K. HOVNANIAN AT MOSAIC, LLC
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MUIRFIELD, LLC
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NEW WINDSOR, L.L.C.
K. HOVNANIAN AT NORTH BERGEN, L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, LLC
K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.
K. HOVNANIAN AT PACIFIC BLUFFS, LLC
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARK LANE, LLC
K. HOVNANIAN AT PARKSIDE, LLC
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.
K. HOVNANIAN AT PERKIOMEN I, INC.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.
K. HOVNANIAN AT PIAZZA SERENA, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT PRINCETON LANDING, L.L.C.
K. HOVNANIAN AT PRINCETON NJ, L.L.C.
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RESERVOIR RIDGE, INC.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT RIDGESTONE, L.L.C.
K. HOVNANIAN AT RIVERBEND, LLC
K. HOVNANIAN AT RIVERCREST, LLC
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, LLC
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SAWMILL, INC.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SCOTCH PLAINS II, INC.
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SIERRA ESTATES, LLC
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT SKYE ISLE, LLC
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SMITHVILLE, INC.
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT STONE CANYON, INC.
K. HOVNANIAN AT STONY POINT, INC.
K. HOVNANIAN AT SUNSETS, LLC
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT TANNERY HILL, INC.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE BLUFF, INC.
K. HOVNANIAN AT THE CROSBY, LLC
K. HOVNANIAN AT THE GABLES, LLC
K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT THE PRESERVE, L.L.C.
K. HOVNANIAN AT THOMPSON RANCH, LLC
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT TIERRASANTA, INC.
K. HOVNANIAN AT TRAIL RIDGE, LLC
K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT TUXEDO, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT VAIL RANCH, INC.
K. HOVNANIAN AT VALLE DEL SOL, LLC
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VICTORVILLE, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.
K. HOVNANIAN AT WALL TOWNSHIP VI, INC.
K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WASHINGTONVILLE, INC.
K. HOVNANIAN AT WAYNE III, INC.
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE V, INC.
K. HOVNANIAN AT WAYNE VIII, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN AT WEST MILFORD, L.L.C.
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.
K. HOVNANIAN AT WESTSHORE, LLC
K. HOVNANIAN AT WHEELER RANCH, LLC
K. HOVNANIAN AT WILDROSE, INC.
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. HOVNANIAN AT WOODCREEK WEST, LLC
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN COMMUNITIES, INC.
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF VIRGINIA, INC.
K. HOVNANIAN COMPANIES, LLC
K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.
K. HOVNANIAN CONSTRUCTION II, INC
K. HOVNANIAN CONSTRUCTION III, INC
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN FORECAST HOMES NORTHERN, INC.
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. HOVNANIAN HOLDINGS NJ, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.
K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.
K. HOVNANIAN HOMES AT CAMERON STATION, LLC
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. HOVNANIAN HOMES AT PRIMERA, L.L.C.
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.
K. HOVNANIAN HOMES OF D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN HOMES OF INDIANA, L.L.C.
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC
K. HOVNANIAN HOMES OF VIRGINIA, INC.
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN INTERNATIONAL, L.L.C.
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN OHIO REALTY, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.
K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC
K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC
K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT WESTSHORE, LLC
K. HOVNANIAN’S FOUR SEASONS, LLC
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
KHIP, L.L.C.
LANDARAMA, INC.
M & M AT KENSINGTON WOODS, L.L.C.
M & M AT LONG BRANCH, INC
M&M AT APPLE RIDGE, L.L.C.
M&M AT CHESTERFIELD, L.L.C.
M&M AT COPPER BEECH, L.L.C.
M&M AT CRESCENT COURT, L.L.C.

M&M AT EAST MILL, L.L.C.
M&M AT EAST RUTHERFORD, L.L.C.
M&M AT MORRISTOWN, L.L.C.
M&M AT SHERIDAN, L.L.C.
M&M AT SPINNAKER POINTE, L.L.C.
M&M AT SPRUCE HOLLOW, L.L.C.
M&M AT SPRUCE RUN, L.L.C.
M&M AT STATION SQUARE, L.L.C.
M&M AT TAMARACK HOLLOW, L.L.C.
M&M AT THE CHATEAU, L.L.C.
M&M AT THE HIGHLANDS, L.L.C.
M&M AT UNION, L.L.C.
M&M AT WEST ORANGE, L.L.C.
M&M AT WESTPORT, L.L.C.
M&M AT WHEATENA URBAN RENEWAL, L.L.C.
M&M INVESTMENTS, L.P.
  by its General Partner The Matzel & Mumford Organization, Inc.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT MONTGOMERY, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.
MCNJ, INC.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
MILLENNIUM TITLE AGENCY, LTD
MMIP, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.
PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
PI INVESTMENTS II, L.L.C.
PINE AYR, LLC
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.
RIDGEMORE UTILITY L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
TERRAPIN REALTY, L.L.C.
THE LANDINGS AT SPINNAKER POINTE, L.L.C.
THE MATZEL & MUMFORD ORGANIZATION, INC
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.
WASHINGTON HOMES, INC.
WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, LLC
WESTMINSTER HOMES OF TENNESSEE, INC.
WESTMINSTER HOMES, INC.
WH LAND I, INC
WH PROPERTIES, INC.
WH/PR LAND COMPANY, L.L.C.
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

EXHIBIT INDEX

3.1	Articles of Incorporation of K. Hovnanian Enterprises, Inc.(1)
3.2	By-Laws of K. Hovnanian Enterprises, Inc.(previously filed)
3.3	Certificate of Incorporation of Hovnanian Enterprises, Inc.(14)
3.4	Restated By-Laws of Hovnanian Enterprises, Inc.(8)
3.5	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in New Jersey.(1)
3.6	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in New York.(1)
3.7	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Pennsylvania.(1)
3.8	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in North Carolina.(1)
3.9	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in South Carolina.(1)
3.10	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Virginia.(1)
3.11	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Maryland.(1)
3.12	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Delaware.(1)
3.13	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in California.(1)
3.14	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Texas.(1)
3.15	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Arizona.(1)
3.16	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Ohio.(1)
3.17	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in West Virginia.(1)
3.18	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Florida.(1)
3.19	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Michigan.(1)
3.20	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Tennessee.(1)
3.21	Form of Articles of Organization for Subsidiary Registrant limited liability companies.(1)
3.22	Form of Certificate of Limited Partnership for Subsidiary Registrant limited partnerships.(1)
3.23	Form of By-Laws for Subsidiary Registrant corporations incorporated in New Jersey.(1)
3.24	Form of By-Laws for Subsidiary Registrant corporations incorporated in New York.(1)
3.25	Form of By-Laws for Subsidiary Registrant corporations incorporated in Pennsylvania.(1)
3.26	Form of By-Laws for Subsidiary Registrant corporations incorporated in North Carolina.(1)
3.27	Form of By-Laws for Subsidiary Registrant corporations incorporated in South Carolina.(1)
3.28	Form of By-Laws for Subsidiary Registrant corporations incorporated in Maryland.(1)
3.29	Form of By-Laws for Subsidiary Registrant corporations incorporated in Virginia.(1)
3.30	Form of By-Laws for Subsidiary Registrant corporations incorporated in Delaware.(1)
3.31	Form of By-Laws for Subsidiary Registrant corporations incorporated in California.(1)
3.32	Form of By-Laws for Subsidiary Registrant corporations incorporated in Texas.(1)
3.33	Form of By-Laws for Subsidiary Registrant corporations incorporated in Arizona.(1)
3.34	Form of By-Laws for Subsidiary Registrant corporations incorporated in Ohio.(1)
3.35	Form of By-Laws for Subsidiary Registrant corporations incorporated in West Virginia.(1)
3.36	Form of By-Laws for Subsidiary Registrant corporations incorporated in Florida.(1)
3.37	Form of By-Laws for Subsidiary Registrant corporations incorporated in Michigan.(1)
3.38	Form of By-Laws for Subsidiary Registrant corporations incorporated in Tennessee.(1)
3.39	Form of Limited Liability Company Agreement for Subsidiary Registrant limited liability companies.(1)
3.40	Form of Limited Partnership Agreement for Subsidiary Registrant limited partnerships.(1)
3.41	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Minnesota.(4)
3.42	Form of Certificate of Incorporation for Subsidiary Registrant corporations incorporated in Connecticut.(5)
3.43	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Georgia.(5)
3.44	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Illinois.(5)
3.45	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Indiana.(5)
3.46	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Kentucky.(5)

3.47	Form of Articles of Incorporation for Subsidiary Registrant corporations incorporated in Washington, DC.(5)
3.48	Form of By-Laws for Subsidiary Registrant corporations incorporated in Connecticut.(5)
3.49	Form of By-Laws for Subsidiary Registrant corporations incorporated in Georgia.(5)
3.50	Form of By-Laws for Subsidiary Registrant corporations incorporated in Illinois.(5)
3.51	Form of By-Laws for Subsidiary Registrant corporations incorporated in Indiana.(5)
3.52	Form of By-Laws for Subsidiary Registrant corporations incorporated in Kentucky.(5)
3.53	Form of By-Laws for Subsidiary Registrant corporations incorporated in Washington, DC.(5)
3.54	Form of By-Laws for Subsidiary Registrant corporations incorporated in Minnesota.(5)
4.1	Indenture dated as of December 3, 2008, relating to 18.0% Senior Secured Notes due 2017, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the other Guarantors named therein and Wilmington Trust Company, as Trustee, including form of 18.0% Senior Secured Notes due 2017.(16)
4.2	Registration Rights Agreement, dated as of December 3, 2008, by and among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., certain of its subsidiaries and Alvarez & Marsal Securities, LLC and Credit Suisse Securities (USA) LLC, as dealer managers. (previously filed)
4.3	Certificate of Designations, Powers, Preferences and Rights of the 7.625% Series A Preferred Stock of Hovnanian Enterprises, Inc., dated July 12, 2005.(7)
4.4	Certificate of Designations of the Series B Junior Preferred Stock of Hovnanian Enterprises, Inc., dated August 14, 2008.(14)
4.5	Rights Agreement, dated as of August 14, 2008, between Hovnanian Enterprises, Inc. and National City Bank, as Rights Agent, which includes the Form of Certificate of Designation as Exhibit A, Form of Right Certificate as Exhibit B and the Summary of Rights as Exhibit C.(3)
5.1	Opinion of Peter S. Reinhart, Esq. Senior Vice President and General Counsel for the Issuer and the Guarantors. (filed herewith)
10.1	Seventh Amended and Restated Credit Agreement dated March 7, 2008.(9)
10.2	Amendment No. 1 to Seventh Amended and Restated Credit Agreement dated as of May 16, 2008.(10)
10.3	Guaranty and Suretyship Agreement, dated March 7, 2008.(9)
10.4	Pledge Agreement, relating to the Amended Credit Agreement, dated as of March 7, 2008.(9)
10.5	Amended and Restated Security Agreement, relating to the Amended Credit Agreement, dated as of May 27, 2008.(10)
10.6	Intellectual Property Security Agreement, relating to Amended Credit Agreement, dated as of May 27, 2008.(10)
10.7	Intercreditor Agreement dated as of May 27, 2008.(10)
10.8	Intercreditor Agreement dated as of December 3, 2008.(16)
10.9	Second Lien Pledge Agreement, relating to the 11 1/2% Senior Secured Notes due 2013, dated as of May 27, 2008.(10)
10.10	Second Lien Security Agreement, relating to the 11 1/2% Senior Secured Notes due 2013, dated as of May 27, 2008.(10)
10.11	Intellectual Property Security Agreement, relating to the 11 1/2% Senior Secured Notes due 2013, dated as of May 27, 2008.(10)
10.12	Third Lien Pledge Agreement, relating to the 18.0% Senior Secured Notes due 2017, dated as of December 3, 2008.(16)
10.13	Third Lien Security Agreement, relating to the 18.0% Senior Secured Notes due 2017, dated as of December 3, 2008.(16)
10.14	Intellectual Property Security Agreement, relating to the 18.0% Senior Secured Notes due 2017, dated as of December 3, 2008.(16)
10.15	Senior Executive Short-Term Incentive Plan (as amended and restated).(11)
10.16	2008 Hovnanian Enterprises, Inc. Stock Incentive Plan.(12)
10.17	1983 Stock Option Plan (as amended and restated).(13)
10.18	Description of Non-Employee Director Compensation.(14)
10.19	Base Salaries of Executive Officers.(6)

10.20	Description of Savings and Investment Retirement Plan.(2)
10.22	Management Agreement dated August 12, 1983, for the management of properties by K. Hovnanian Investment Properties, Inc.(2)
10.23	Management Agreement dated December 15, 1985, for the management of properties by K. Hovnanian Investment Properties, Inc.(previously filed)
10.24	Executive Deferred Compensation Plan as amended and restated on December 19, 2008.(6)
10.25	Death and Disability Agreement between Hovnanian Enterprises, Inc. and Ara K. Hovnanian, dated February 2, 2006.(15)
10.26	Form of Hovnanian Deferred Share Policy for Senior Executives.(6)
10.27	Form of Hovnanian Deferred Share Policy.(6)
10.28	Form of Non-Qualified Stock Option Agreement.(6)
10.29	Form of Incentive Stock Option Agreement.(6)
10.30	Form of Stock Option Agreement for Directors.(6)
10.31	Form of Restricted Share Unit Agreement.(6)
12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges. (previously filed)
21.1	Subsidiaries of Hovnanian Enterprises, Inc. (previously filed)
23.1	Consent of Peter S. Reinhart, Esq. (contained in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP. (previously filed)
24.1	Powers of Attorney of the Boards of Directors of K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. K. Hov IP, Inc., K. Hov IP, II, Inc. and Subsidiary Registrants. (previously filed)
25.1	Statement of Eligibility of Trustee under the Indenture filed as Exhibit 4.1 hereto. (previously filed)
99.1	Form of Letter of Transmittal. (previously filed)
99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees. (previously filed)
99.3	Form of Letter to Clients. (previously filed)
99.4	Form of Notice of Guaranteed Delivery. (previously filed)

(1)	Incorporated by reference to Exhibits to the Registration Statement (No. 333-106761) on Form S-3 of Hovnanian Enterprises, Inc.

(2)	Incorporated by reference to Exhibits to the Registration Statement (No. 2-85198) on Form S-1 of Hovnanian Enterprises, Inc.

(3)	Incorporated by reference to Exhibits to the Registration Statement (No. 001-08551) on Form 8-A of Hovnanian Enterprises, Inc. filed August 14, 2008.

(4)	Incorporated by reference to Exhibits to the Registration Statement (No. 333-122175) on Form S-4 of Hovnanian Enterprises, Inc.

(5)	Incorporated by reference to Exhibits to the Registration Statement (No. 333-153587) on Form S-4 of Hovnanian Enterprises, Inc.

(6)	Incorporated by reference to Exhibits to Annual Report on Form 10-K of Hovnanian Enterprises, Inc. for the year ended October 31, 2008.

(7)	Incorporated by reference to Exhibits to Current Report on Form 8-K of Hovnanian Enterprises, Inc., filed on July 13, 2005.

(8)	Incorporated by reference to Exhibits to the Annual Report on Form 10-K of Hovnanian Enterprises, Inc., for the year ended October 31, 2007.

(9)	Incorporated by reference to Exhibits to Quarterly Report on Form 10-Q of Hovnanian Enterprises, Inc., for the quarter ended January 31, 2008.

(10)	Incorporated by reference to Exhibits to Current Report on Form 8-K of Hovnanian Enterprises, Inc., filed on June 2, 2008.

(11)	Incorporated by reference to Appendix A of the definitive Proxy Statement of Hovnanian Enterprises, Inc. on Schedule 14A filed on February 19, 2008.

(12)	Incorporated by reference to Appendix B of the definitive Proxy Statement of Hovnanian Enterprises, Inc. on Schedule 14A filed on February 19, 2008.

(13)	Incorporated by reference to Appendix C of the definitive Proxy Statement of Hovnanian Enterprises, Inc. on Schedule 14A filed on February 19, 2008.

(14)	Incorporated by reference to Exhibits to Quarterly Report on Form 10-Q of Hovnanian Enterprises, Inc. for the quarter ended July 31, 2008.

(15)	Incorporated by reference to Exhibits to Quarterly Report on Form 10-Q of Hovnanian Enterprises, Inc. for the quarter ended January 31, 2006.

(16)	Incorporated by reference to Exhibits to Current Report on Form 8-K of Hovnanian Enterprises, Inc. filed on December 8, 2008.